UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 23, 2019
(Date of earliest event reported)

BANK 2019-BNK21

(Central Index Key Number 0001787490)

(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-228375-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                            [_]

Item 8.01.      Other Events.

On or about October 23, 2019, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2019-BNK21 (the “Certificates”), is expected to be issued by BANK 2019-BNK21, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of October 1, 2019 (the “Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Park Tower at Transbay	4.5	N/A
230 Park Avenue South	4.6	N/A
Storage Post Portfolio	4.7	N/A
The Tower at Burbank	4.8	4.2
105 East 17th Street	4.9	N/A
Tysons Tower	4.10	N/A
National Anchored Retail Portfolio	4.11	N/A
Grand Canal Shoppes	4.12	4.3
NKX Multifamily Portfolio	4.13	4.2
Landing at Fancher Creek	4.14	N/A
Global Data Center	4.15	4.4

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Publicly Offered Certificates, the Privately Offered Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about October 23, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be forty-nine (49) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on eighty-seven (87) commercial, multifamily and/or manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2019, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2019, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.2; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2019, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.3.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to BofA Securities, Inc. (“BOAS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Wells Fargo Securities, LLC (“WFS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”) pursuant to an Underwriting Agreement, dated as of September 27, 2019, among the Registrant, as depositor, BOAS, Morgan Stanley, WFS, Academy and Drexel, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, (ii) the sale of the Privately Offered Certificates by the Registrant to BOAS, Morgan Stanley, WFS, Academy and Drexel pursuant to a Certificate Purchase Agreement, dated as of September 27, 2019, among the Registrant, as depositor, BOAS, Morgan Stanley, WFS, Academy and Drexel, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, and (iii) the sale of the RR Interest, having a principal amount of $59,049,900.58, to BANA, Morgan Stanley Bank, N.A. and WFB (collectively, in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of September 30, 2019, between the Registrant and the Retaining Parties. The RR Interest was sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated September 30, 2019 and as filed with the Securities and Exchange Commission on October 23, 2019 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated September 30, 2019.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 27, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of September 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB Master Servicer and as NCB Special Servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	The Park Tower at Transbay Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	The 230 Park Avenue South Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	The Storage Post Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	The Tower at Burbank Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	The 105 East 17th Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	The Tysons Tower Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	The National Anchored Retail Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	The Grand Canal Shoppes Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	The NKX Multifamily Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.14	The Landing at Fancher Creek Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.15	The Global Data Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 30, 2019, which such certification is dated September 30, 2019.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2019, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2019, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2019, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2019	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of September 27, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated and effective as of September 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB Master Servicer and as NCB Special Servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	The Park Tower at Transbay Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	The 230 Park Avenue South Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	The Storage Post Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	The The Tower at Burbank Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	The 105 East 17th Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	The Tysons Tower Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	The National Anchored Retail Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	The Grand Canal Shoppes Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	The NKX Multifamily Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.14	The Landing at Fancher Creek Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	The Global Data Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 30, 2019, which such certification is dated September 30, 2019.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2019, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2019, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2019, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)